                                                                    EXHIBIT 10.1



                        The Santa Cruz Operation, Inc.

      ___________________________________________________________________

                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

      ___________________________________________________________________

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

     THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of September 11, 2000 by and among The Santa Cruz Operation, Inc., a California corporation (the "Company"), and the investor identified on the Investor Schedule which is attached hereto as Exhibit A (each an "Investor,"
                                              ---------
collectively the "Investors").

                               R E C I T A L S:
                               ---------------

     A. The Company desires to sell shares of its common stock, as well as warrants to purchase additional shares of its common stock, and/or the common stock of Caldera, Inc. held by Company, (hereinafter "Shares and Warrants") to the Investors and the Investors desire to purchase such Shares and Warrants on the terms and subject to the conditions set forth in this Agreement and the Stock Purchase Warrant, the form of which is attached hereto as Exhibit B.
                                                                ---------

     THE PARTIES AGREE AS FOLLOWS:

     1.   Purchase and Sale of Common Stock and Warrants.
          ----------------------------------------------

     1.1  Sale and Issuance of Common Stock and Warrants. The Company shall
          ----------------------------------------------
sell to each Investor and each such Investor shall purchase from the Company the number of Shares and Warrants as set forth opposite the name of such Investor in column two (2) of Exhibit A in exchange for the total purchase price set forth
                  ---------
in column three (3) of Exhibit A.
                       ---------

     1.2  Escrow. Company shall deliver to the escrow agent, Wells Fargo Bank,
          ------
National Association, Corporate Trust Services, (hereinafter "Escrow Agent") (i) certificates representing the Shares, and (ii) executed Stock Purchase Warrants representing the Warrants to be purchased by the Investors as set forth in Exhibit A. Investors shall deposit the purchase price, via check or wire transfer to the Escrow Agent, as set forth in Exhibit A. The Closing shall be subject to receipt of the foregoing by the Escrow Agent. The Escrow Agent shall hold the share certificates, Warrants and purchase price in an escrow account until the parties have executed the Agreement, the Registration Rights Agreement, and the Escrow Agent has received an authorization from the Company instructing the Escrow Agent to release the purchase price to the Company, and the certificates and warrants to the Investors.

          The parties hereby acknowledge that Escrow Agent is acting only as an escrow agent in connection with this Agreement, and has not endorsed, recommended or guaranteed the value of the stock and warrants purchased in connection with this Agreement.

     1.3  Registration Rights. At the Closing, the parties will enter into a
          -------------------
Registration Rights Agreement, the form of which is attached hereto as Exhibit
                                                                       -------
C.
-

     1.4  Closing. The purchase and sale of the Shares and Warrants shall take
          -------
place upon the execution and delivery of this Agreement, the Registration Rights Agreement, and the authorization by Company authorizing the escrow agent to release the purchase price to the Company and the shares and Warrants to the Investors. (the "Closing"). It is anticipated that the Closing shall occur on or about September 8, 2000, with a termination date of September 15, 2000. In the event the Investors have not placed in escrow an aggregate sum of not less than $10,000,000, on or before September 15, 2000, the Company and Security Research Associates, Inc. (the "Placement Agent"), may, in their discretion, terminate this transaction and cause the Escrow Agent to return any funds received to the applicable Investors. Consequently, there is no minimum amount to be raised in the offering.

     2.   Representations and Warranties of the Company to the Investors. Except
          --------------------------------------------------------------
as set forth on the Schedule of Exceptions attached hereto as Exhibit D, the
                                                              ---------
Company hereby represents and warrants to the Investor that:

     2.1  Organization; Good Standing; Qualification and Power. The Company
          ----------------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of California, has all requisite corporate power and authority to execute this Agreement and the Stock Purchase Warrant (collectively, the "Agreements"), and to carry out the transactions contemplated hereby and thereby, to own, lease and operate any and all of its properties, and to carry on its business as now being conducted.

     2.2  Capital Structure. The number of shares authorized and outstanding
          -----------------
as of the date of July 28, 2000, is set forth in the Schedule of Exceptions. No shares of the capital stock of the Company are held by the Company in its treasury. Except as specified in the Schedule of Exceptions, all outstanding shares of the capital stock of the Company on July 28, 2000 are set forth in the Schedule of Exceptions and are validly issued, fully paid and nonassessable and free and clear of any Encumbrances and not subject to preemptive rights under any statute, pursuant to the Certificate of Incorporation or Bylaws, or pursuant to any agreement or document.

     2.3  Other. Except as set forth in the Schedule of Exceptions and as
          -----
contemplated by the Agreements, there are no outstanding warrants, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company.

     2.4  Authorization. All corporate action on the part of the Company, its
          -------------
officers, directors and stockholders necessary for the authorization, execution and delivery of, and performance of all obligations under the Agreements, and for the issuance and delivery of the Shares, has been taken. The Agreements constitute legally binding valid obligations of the Company enforceable against the Company in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     2.5  Validity of Shares. The Shares, when issued, sold and delivered in
          ------------------
accordance with the terms and for the consideration expressed in this Agreement, shall be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully-paid and non-assessable, and free from any liens or encumbrances other than those accepted or imposed by the holders thereof, and the applicable state and federal securities laws restrictions on transfer to which such Shares are subject.

     2.6  No Conflict with Other Instruments; Compliance with Laws. The
          --------------------------------------------------------
execution, delivery and performance of the Agreements will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company's Certificate of Incorporation or Bylaws; (ii) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (iii) any material contract, obligation or commitment to which the Company is a party or by which it is bound; or (iv) to the best of Company's knowledge, any statute, rule or governmental regulation applicable to the Company. To the best of Company's knowledge, the Company is conducting its business in compliance with all statutes, rules, and governmental regulations applicable to the Company where the failure to do so would constitute a material adverse event.

     2.7  Agreements; Actions.
          -------------------

     (a) Except as set forth in the Company's SEC filings, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

     (b)  Except as set forth in the Schedule of Exceptions, the Company has not
(i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed, (iii) incurred any other liabilities other than in the ordinary course of business, (iv) sold, exchanged or otherwise disposed of any of its material assets or rights or (v) agreed to any of the foregoing.

     (c) Except as set forth in the Schedule of Exceptions, the Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Certificate or Bylaws, which to the knowledge of the Company adversely affects in any material respect its business as now conducted or as proposed to be conducted, its properties or its financial condition.

     2.8  Litigation. Except as set forth in the Schedule of Exceptions,
          ----------
there is no legal action, proceeding or investigation pending or to the best of the Company's knowledge, threatened, that questions the validity of the Agreements, or the right of the Company to enter into the Agreements or to consummate the transactions contemplated hereby and thereby, or that would result, either individually or in the aggregate, in any material adverse event or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. To the best of the Company's knowledge, there is no judgment, decree or order of any court in effect against the Company and the Company is not in default with respect to any order of any governmental authority to which the Company is a party or by which it is bound. The Company has no present intention to commence litigation against any other party.

     2.9  Title to Property and Assets; Leases. Except (a) for liens for
          ------------------------------------
current taxes not delinquent, (b) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, material, men and the like, (c) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, or (d) the proposed liens pursuant to the proposed agreements with the Canopy Group, and Caldera Systems, Inc., the Company owns its property and assets free and clear of all mortgages, liens, claims and encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances, subject to clauses (a)-(c) above.

     2.10 Patents and Other Proprietary Rights. To the best of the Company's
          ------------------------------------
knowledge, the Company has sufficient title and ownership or license to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted, and as proposed to be conducted, without conflict with or infringement of the rights of others. Except as set forth in the Schedule of Exceptions, the Company has not received any communications alleging, nor is the Company aware of any basis for such allegation, that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as now conducted and as proposed to be conducted, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

     2.11 Proprietary Information and Invention Assignments. Each employee of
          -------------------------------------------------
and consultant to the Company has executed and delivered to the Company a Proprietary Information Agreement, that includes an invention assignment provision. The Company is not aware that any of its employees or consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation.

     2.12 No Defaults; Violations or Conflicts. The Company is not in violation
          ------------------------------------
of any term or provision of its Certificate of Incorporation, Bylaws, or any term or provision of any indebtedness, mortgage, indenture, contract, agreement, or judgment which would constitute a material adverse event.

     2.13 Governmental Consents. No consent, approval, order or authorization
          ---------------------
of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

     2.14 Disclosure. The Company has provided the Investors with all the
          ----------
information that the Investors have requested for deciding whether to acquire the Shares and Warrants, including information regarding the agreement Company entered into with Caldera Systems, Inc. on August 1,

2000, regarding the sale of Company's Server Software and Professional Services Divisions to Caldera Systems, Inc. To the best of the Company's knowledge, no representation or warranty of the Company contained in this Agreement and the exhibits attached hereto, any certificate furnished or to be furnished to Investors at the Closing or the Stock Purchase Warrant (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     2.15 No Conflict of Interest. Except as set forth in Company's SEC filings,
          -----------------------
the Company is not indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. To the Company's knowledge, and except as set forth in Company's SEC filings, none of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company in affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded company that may compete with the Company. Except as set forth in Company's SEC filings, to the Company's knowledge, none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company.

     3.   Representations and Warranties of the Investors to the Company. Each
          --------------------------------------------------------------
Investor represents and warrants to the Company as follows:

     3.1  Authorization. When executed and delivered by such Investor, and
          -------------
assuming execution and delivery by the Company, the Agreements will constitute valid obligations of such Investor, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     3.2 Each Investor represents and warrants that such Investor has reviewed the Company's 10Q and 8-K SEC filings related to the agreement Company entered into with Caldera Systems, Inc., on August 1, 2000, regarding the sale of the Company's Server Software and Professional Services Divisions to Caldera Systems, Inc., and acknowledges the risks involved with such agreement, including but not limited to (i) the risk that the transaction may not close;
(ii) the risk that the transaction may disrupt or is disrupting the efficient functioning of the Company; and (iii) the risk that the Company's cash flow requirements exceed its ability to generate cash in the near term.

     4.   Securities Laws.
          ---------------

     4.1  Securities Laws Representations and Covenants of Investor. Each
          ---------------------------------------------------------
Investor represents and warrants to the Company as follows:

     (a) This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Shares and the Warrants purchased hereto and to be received by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Securities.

     (b) Each such Investor understands and acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration pursuant to Section 4(2) of the Securities Act, and that the Company's reliance upon such exemption is predicated upon such Investor's representations set forth in this Agreement.

     (c) Each such Investor represents that it is an Accredited Investor, as defined under Rule 501(a) of the Securities Exchange Commission Act of 1933, or that it is an Institutional Investor. In addition, each Investor represents that: (i) such Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Investor's prospective investment in the Securities; (ii) such Investor has received all the information it has requested from the Company and considers necessary or appropriate for deciding whether to purchase the Securities; (iii) such Investor has the ability to bear the economic risks of such Investor's prospective investment.

     4.2  Legends.  All certificates for the Shares and Warrants shall bear the
          -------
following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

     5.   Miscellaneous.
          -------------

     5.1  Entire Agreement; Successors and Assigns. The Agreements constitute
          ----------------------------------------
the entire agreement between the Company and the Investors relative to the subject matter hereof. Any previous agreement between the Company and the Investors is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

     5.2  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California.

     5.3  Counterparts. This Agreement may be executed in two (2) or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.4  Headings. The headings of the sections of this Agreement are for
          --------
convenience and shall not by themselves determine the interpretation of this Agreement.

     5.5  Notices. Any notice required or permitted hereunder shall be given in
          -------
writing and shall be conclusively deemed effectively given (i) five (5) days after sending by first class U.S. mail postage prepaid, (ii) upon personal delivery, or (iii) two (2) days after the date of sending if sent by commercial overnight courier addressed to the Company as set forth below the Company's name on the signature page of this Agreement, and to an Investor, at such Investor's address as set forth on Exhibit A or at such other address as the Company or
                        ---------
such Investor may designate.

     5.6  Survival of Warranties. The warranties, representations and covenants
          ----------------------
of the parties contained in or made pursuant to this Agreement shall survive the Closing, and such warranties, representations and covenants of the Company shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors; provided, however, that such representations and warranties need only be accurate as of the Closing.

     5.7  Finders Fees. Each of the Company and the Investors will be
          ------------
responsible for its own costs and expenses related to investment banking or finders fees in connection with the transactions contemplated by this Agreement, including those fees Company shall pay to Securities Research Associates, Inc., in connection with this transaction.

     5.8  Severability. If any provision of this Agreement is held to be
          ------------
unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

     5.9  Delays or Omissions. No delay or omission to exercise any right, power
          -------------------
or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     5.10 Exculpation Among Investors. Each Investor acknowledges that it is not
          ---------------------------
relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable to any other Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares and Warrants.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


THE COMPANY:                              The Santa Cruz Operation, Inc.
                                          a California corporation
                                          425 Encinal Street
                                          Santa Cruz, CA 95061-1900



                                          By:________________________________

                                          Name:______________________________

                                          Title:_____________________________

THE INVESTOR:


                                          By:________________________________

                                          Name:______________________________

                                          Title:_____________________________

                                   EXHIBIT A
                                   ---------

                               INVESTOR SCHEDULE
                               -----------------

Price per Unit is $32.00.

Unit is defined as follows:

Upon close of the Agreement and Plan of Reorganization by and among Caldera Systems, Inc., Caldera Holding, Inc., and Company, (hereinafter "Merger Agreement") a Unit will consist of eight (8) shares of Company's common stock and warrants to purchase either (a) one (1) share of Caldera, Inc. common stock held by Company at $8.00 per share, or (b) two (2) shares of Company's common stock at $4.00 per share.

If the Merger Agreement does not close, for any reason, or is terminated by the parties thereto, a Unit will consist of eight (8) shares of Company's common stock and warrants to purchase two (2) shares of Company's common stock at the lesser of $4.00 per share, or 90% of the closing price of the Company's Common Stock on the first trading day following the announcement that the Merger Agreement shall not be consummated.

Notwithstanding the foregoing, in the event that within 90 days from the Closing of the Merger Agreement, the Caldera shares held by Company purchasable under the Warrant have not been registered, then Investor's exercise price shall decrease by 1/8/th of a point (12.5 cents) each month until either the registration of the shares becomes effective, or twelve months elapse.

Further, in the event that within 90 days from the Closing of this Common Stock and Warrant Purchase Agreement, the Company shares purchasable under the Warrant have not been registered, then Investor's exercise price shall decrease by 1/16/th (6.25 cents) each month until the either the registration of the shares becomes effective, or twelve months elapse.

The purchase price must be deposited via check or wire transfer to:

     If by Wire:

     Wells Fargo Bank, N.A.
     ABA #091000019
     Trust Clearing Account #1038377
     For Credit to SCO/SRA Escrow Account #10215800


     If by Check:
     Checks should be payable to SCO, Inc./SRA, Inc. Escrow - Ref: SEI A/C #10215800

     Checks should be forwarded to:

     Wells Fargo Bank, Minnesota, N.A.
     IPS-MTU Check Processing
     MAC N9303-122
     608 2nd Avenue South
     Minneapolis, MN 55479
     Attn: Greg Maples 612-667-3614


Investor Name, Address, and        Number of Units     Aggregate Purchase Price
---------------------------        ---------------     ------------------------
Taxpayer ID Number
------------------



   Name:


   Address:


   Social Security or Taxpayer ID:

                                   EXHIBIT B

                            STOCK PURCHASE WARRANT
                            ----------------------

                            STOCK PURCHASE WARRANT
                     To Purchase Shares of Common Stock of
              The Santa Cruz Operation, Inc. and/or Caldera, Inc.

     THIS CERTIFIES that, for value received, ___________________________, The Holder, or Holder's transferee (the "Holder"), is entitled, upon the terms and subject to the conditions set forth herein, at any time on or after the date of this Warrant and on or before, but in no case after, two (2) years from the date of this Warrant (and subject to early termination as provided in Section 9 herein), to subscribe for and purchase, from The Santa Cruz Operation, Inc., a California corporation (the "Company"), shares of the Company's Common Stock, and/or shares of Caldera, Inc.'s Common Stock held by the Company.

     This Warrant is issued pursuant to a certain Common Stock and Warrant Purchase Agreement (the "Agreement"), attached hereto as Exhibit A and incorporated herein by this reference, dated as of September 11, 2000, by and between the Company and the Investor set forth in Exhibit "A" of the Agreement.

     1.   Number of Warrant Shares.
          ------------------------

     (a) If the Agreement and Plan of Reorganization between the Company and Caldera Systems, Inc. (the "Merger Agreement") closes, this Warrant entitles the Holder, at Holder's option, to purchase up to [_____] shares of the Common Stock of Company, or up to [_____] shares of the Common Stock of Caldera, Inc. (held by Company), or some combination thereof.

     For every purchase of two (2) shares of Common Stock of Company, the number of shares of Common Stock of Caldera, Inc. that Holder may purchase under this Warrant shall be reduced by one (1).

     For every purchase of one (1) share of Common Stock of Caldera, Inc., the number of shares of Common Stock of Company that Holder may purchase under this Warrant shall be reduced by two (2).

     (b) If the Merger Agreement does not close, this Warrant entitles the Holder to purchase up to [_____] shares of the Common Stock of Company.

     2.   Exercise Price.
          --------------

     (a)  The purchase price is as follows:

                    (i)  If the Merger Agreement closes, then;

                         (A)  Company's Common Stock. The Exercise Price under
                              ----------------------
                              this Warrant shall be $4.00 per share.

                         (B)  Caldera, Inc.'s Common Stock (held by Company).
                              -----------------------------------------------
                              The Exercise Price under this Warrant shall be $8.00 per share.

          (ii) If the Merger Agreement does not close, for any reason, or is terminated by the parties thereto, then the exercise price for Company's Common Stock shall be the lesser of $4.00 per share, or 90% of the closing price of the Company's Common Stock on the first trading day following the announcement that the Merger Agreement shall not be consummated.

          (iii) Notwithstanding the foregoing, in the event that within 90 days from the Closing of the Merger Agreement, the Caldera shares held by Company purchasable under this Warrant have not been registered with the SEC for sale in a public offering, then Holder's exercise price shall decrease by 1/8th of a point (12.5 cents) each month until either the registration of the shares becomes effective, or twelve months elapse. Further, in the event that within 90 days from the Closing of the Common Stock and Warrant Purchase Agreement, the Company shares purchasable under this Warrant have not been registered with the SEC for sale in a public offering, then Holder's exercise price shall decrease by 1/16th of a point (6.25 cents) each month until either the registration of the shares becomes effective, or twelve months elapse.

     3.   Exercise of Warrant. The purchase rights represented by this Warrant
          -------------------
are exercisable by the Holder, in whole or in part, at any time on or after the date of this Warrant and on or before two (2) years from the date of this Warrant (and subject to early termination as provided in Section 9 herein), by the surrender of this Warrant, a Notice of Exercise in the form attached as Exhibit B, and, if no registration statement is then in effect, the Investment Representation Certificate in the form attached as Exhibit D duly executed at the office of the Company in Santa Cruz, California (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company), and upon payment of the purchase price of the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the Holder, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the Holder shall be entitled to receive a certificate for the number of shares of Common Stock so purchased.

     4.   Conversion of Warrant (Cashless Exercise). In lieu of exercising
          ----------------------------------------
this Warrant as described in Section 3, the registered holder hereof shall have the right to convert this warrant, in whole or in part, by surrender of this Warrant and a Notice of Conversion in the form attached as Exhibit E duly executed at the office of the Company, into shares of Common Stock of the Company, or shares of Common Stock of Caldera held by the Company, as provided in this Section 4. Upon exercise of this conversion right, the holder hereof shall be entitled to receive that number of shares of Common Stock of the Company, or shares of Common Stock of Caldera held by the Company, equal to the quotient obtained by dividing [(A - B)(X)] by (A), where:

          A = the Fair Market Value (as defined below) of one share of Common Stock on the date of conversion of this Warrant.

          B = the purchase price for one share of Common Stock under this Warrant.

          X = the number of shares of Common Stock as to which this Warrant is being converted.

     If the above calculation results in a negative number, then no shares of Common Stock shall be issued or issuable upon conversion of this Warrant.

     "Fair Market Value" of a share of Common Stock shall be the average closing price of such stock on the ten (10) trading days immediately preceding the date as of which such value is to be determined.

     5.   Restrictions on Transfer.
          ------------------------

          (a)  Permitted Transfers. This Warrant shall be freely transferable in
               -------------------
whole or in part, subject to the limitations specified in this Section 5.

          (b)  Investment Representation. The Holder agrees that the
               -------------------------
Holder will not offer, sell or otherwise dispose of this Warrant or any securities issued on exercise of this Warrant except under circumstances which will not result in a violation of the Securities Act. Unless a registration statement is in effect, then upon exercise of this Warrant, the Holder shall confirm in writing, by executing the form attached as Exhibit D hereto, that the securities purchased thereby are being acquired for investment solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

          (c)  Disposition of Warrant or Shares. With respect to any
               --------------------------------
offer, sale or other disposition of this Warrant or any securities issued upon exercise of this Warrant, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration under the Securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the Securities Act certificates for this Warrant or such shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the securities thus transferred (except a transfer pursuant to Rule
144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the security holder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     In the event Holder seeks an opinion from Holder's counsel as to transfer without registration, the Company shall provide such factual information to Holder's counsel as Holder's counsel may reasonably request for the purpose of rendering such opinion and such counsel may rely on the accuracy and completeness of such information in rendering such opinion.

          (d)  Procedure. Subject to the limitations set forth in this
               ---------
Section 5, Holder may transfer the Warrant on the books of the Company by surrendering to the Company: (i) this Warrant; (ii) a written Assignment, in the form attached as Exhibit C, naming the assignee and duly executed by Holder; and
(iii) funds sufficient to pay any stock transfer taxes payable upon the making of such transfer.

     The Company shall thereupon execute and deliver a new Warrant in the name of the assignee specified in such instrument of assignment, and if the Warrant is transferred in part, the Company shall also execute and deliver in the name of the Holder a new Warrant covering the untransferred portion of the Warrant. Upon issuance of the new Warrant or Warrants, the Warrant surrendered for transfer shall be canceled by the Company.

          (e)  Expenses. The Company shall pay all expenses, and other
               --------
charges payable in connection with the preparation, issue, and delivery of any new Warrant under this Section 5.

     6.   No Rights as Shareholder. This Warrant does not entitle the Holder to
          ------------------------
any voting rights or other rights as a shareholder of the Company prior to exercise.

     7.   Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by
          -------------------------------------------------
the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     8.   Saturdays, Sundays, Holidays, etc. If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     9.   Early Termination. This Warrant shall terminate earlier than two (2)
          -----------------
years from the date of this Warrant if the Agreement is earlier terminated or fails to close.

     10.  Miscellaneous. This Warrant may be amended and any term of this
          -------------
Warrant may be waived only by a written instrument signed by the Company and the Holder. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state applied without reference to conflict of laws principles.

Dated:  September 11, 2000

                                            COMPANY

                                            ___________________________

                                   EXHIBIT A

                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                              (See Exhibit 10.1)

                                   EXHIBIT B

                              NOTICE OF EXERCISE
                              ------------------

TO:  The Santa Cruz Operation, Inc.

     The undersigned hereby elects to purchase [_______] shares of Common Stock of The Santa Cruz Operation, Inc., and or [________] shares of Common Stock of Caldera, Inc. held by the Santa Cruz Operation, Inc., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

                    (1) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.

                    (2) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment.



_____________________________        ________________________________
(Date)                               (Signature)

                                   EXHIBIT C

                                  ASSIGNMENT
                                  ----------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________ [Name and Address]_______ the rights represented by the foregoing Common Stock Warrant issued by The Santa Cruz Operation, Inc., on [__date__], and appoints ________________ its attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.

_______________________________

Signature guaranteed:

Dated: _________________

                                   EXHIBIT D

                     INVESTMENT REPRESENTATION CERTIFICATE
                     -------------------------------------

HOLDER:

COMPANY:

SECURITY:                           COMMON STOCK

AMOUNT:

DATE:

     In connection with the purchase of the above-listed Securities, the undersigned Holder represents to the Company the following:

          (a) Holder is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Holder is acquiring these Securities for investment for Holder's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Holder represents that such Holder has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to any such person or any third person with respect to any of the Securities.

          (b) Holder acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Holder's investment intent as expressed herein. In this connection, Holder understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Holder's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Holder further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Holder understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

          (c) Holder is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

          The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of certain conditions of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144, and (4) the timely filing of a Form 144, if applicable.

          (d) Holder further understands that in the event all of the applicable requirements of or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Holder understands that no assurances can be given that any such other registration exemption will be available in such event.


                                              Signature of Holder:



                                              ________________________________

                                              Date:___________________________

                                   EXHIBIT E

                             NOTICE OF CONVERSION
                             --------------------

To:  The Santa Cruz Operation, Inc.

     (1) The undersigned hereby elects to convert that portion of the attached Warrant representing the right to purchase [_______] shares of Common Stock of the Company and/or [_______] shares of Common Stock of Caldera held by the Company into such number of shares of Common Stock of the Company or of Caldera (held by the Company) as is determined pursuant to Section 4 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

     (2) Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

     (Name):       _______________________________________

     (Address):    _______________________________________

     (3) The undersigned represents that the aforesaid shares of Common Stock of the Company and/or the Common Stock of Caldera held by the Company are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


_________________________________        _____________________________________
(Date)                                   (Signature)

                                   EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                              (See Exhibit 10.2)

                                   EXHIBIT D
                                   ---------

                            SCHEDULE OF EXCEPTIONS
                            ----------------------

2.2  Capital Structure.
     -----------------

As of July 28, 2000, 35,914,424 shares of SCO's Common Stock were issued and outstanding

2.3  Other.
     -----

As of August 1, 2000, there were 12,302,271 employee and director options outstanding.

The Company is in the process of preparing a Form S-8 Registration Statement registering additional shares to be reserved for issuance under the Company's 1994 Incentive Stock Option Plan, 1993 Director Option Plan and 1993 Employee Stock Purchase Plan.

2.7  Agreements; Actions.
     -------------------

(b) On August 1, 2000, the Company entered into a transaction with Caldera Systems, Inc., under which Caldera intends to purchase Company's Server Software Division and Professional Services Division, both such divisions being approximately 90% of the assets of the Company.

In addition, the Company is currently in negotiations with the Canopy Group, and with Caldera to borrow $18,000,000 and $7,000,000 respectively, using its assets as security for the loans.

(c) On August 1, 2000, the Company entered into a transaction with Caldera Systems, Inc., under which Caldera intends to purchase Company's Server Software Division and Professional Services Division, both such divisions being approximately 90% of the assets of the Company.